China Direct Reports Record Financial Results for the Third Quarter of 2007
              and Raises Net Income Guidance for the Remainder of Fiscal 2007


                o 3rd Quarter Revenues reach $44.5 million
                o 3rd Quarter Fully Diluted Earnings per Share reaches $0.16
                o Total Assets Increase to $57.9 million
                o Shareholder Equity Increases to $26.8 million

Boca Raton, Florida - November 14, 2007 - (PR Newswire) -China Direct, Inc. (AMEX: CDS), a U.S. company that owns controlling stakes in a diversified portfolio of Chinese entities and assists Chinese businesses in accessing the U.S. capital markets, announced today the Company's financial results for the third quarter of 2007 ended September 30, 2007.

Financial Highlights:

Revenues for the third quarter ended September 30, 2007 increased to $44,577,025 as compared to revenues of $96,575 in the third quarter ended September 30, 2006. The increase in revenues was mainly attributable to the three companies acquired in China since October 2006, Chang Magnesium, Lang Chemical and CDI Wanda Alternative Energy, as well as a strong performance from our consulting division.

Gross profit for the third quarter of 2007 was $4,790,282 as compared to a loss of ($102,338) in the third quarter ended September 30, 2006. Total operating expenses for the third quarter of 2007 increased to $1,115,513 compared to $255,833 in the third quarter of 2006. The increase in operating expenses in the third quarter of 2007 reflects the continued increases to staffing in the U.S. and our management offices in China associated with the financial management and integration of our expanding operations in China. The company also experienced increases in travel expenses, professional consulting fees, professional insurance premiums, as well as non-cash option charges for employees, management, and professional advisors.

Net income for the third quarter of 2007 increased to $2,980,577 or $0.18 per basic share, as compared to a loss of ($202,534) or a loss of ($0.02) per basic share for the third quarter of 2006. On a fully diluted basis, earnings per share for the third quarter of 2007 were $0.16 per share as compared to a loss of ($0.02) per share for the third quarter of 2006. Additionally, net income was up 31% sequentially from the second quarter of 2007.

Revenues for the nine months ended September 30, 2007 increased to $115,968,935 as compared to revenues of $483,407 in the nine months ended September 30, 2006.

Gross profit for the nine months ended September 30, 2007 was 11,972,797 as compared to $135,700 for the nine months ended September 30, 2006. Total operating expenses for the first nine months of 2007 increased to $2,800,439 as compared to $1,109,173 for the nine months ended September 30, 2006.

Net income for the first nine months of 2007 increased to $7,119,188 or $0.49 per basic share as compared to a loss of ($387,831) or a loss of ($0.04) per basic share for the first nine months of 2006. On a fully diluted basis, the earnings per share for the first nine months of 2007 were $0.44 per share as compared to a loss of ($0.04) per share for the first nine months of 2006.

Balance Sheet:

As of September 30, 2007, total assets were $57,919,175, an increase of 178% from $20,835,405 as of December 31, 2006 and an increase of 55% from $37,263,534 as of June 30, 2007. As of September 30, 2007, shareholder equity reached $26,885,527, an increase of 358% from $5,864,324 as of December 31, 2006 and an increase of 115% from $12,526,930 as of June 30, 2007. As of September 30, 2007, cash and cash equivalents was $17.35 million and working capital was approximately $29.99 million, compared to cash and cash equivalents of $3 million and working capital of approximately $6.8 million as of December 31, 2006, respectively.

2007 Financial Guidance:

As we continue to see strong performance from our subsidiaries and our new joint venture operations continue to come on line in the 4th quarter, we anticipate our 2007 year end revenue will range between $170 and $180 million. We are raising our 2007 year end net income guidance from $9.5 million to a range of $10.5 to $11.5 million. Management evaluates its outlook as necessary and will communicate any changes in its business outlook on a quarterly basis or when appropriate.

2008 Financial Guidance:

As we head into 2008, we preliminarily see our current revenues exceeding $270 million with net income exceeding $20 million. This outlook, which is not inclusive of any additional acquisitions, will be reviewed and updated at the time of our 2007 year end results.

Marc Siegel, President of China Direct, stated "We continue to be very pleased with the financial performance of our four segments during the first nine months of 2007. Having just returned from China, we anticipate the new joint ventures will provide a significant contribution to our financial results in the fourth quarter of 2007. We have begun to see the effects of our efforts to increase operating margins and expect those trends to continue. We remain focused on adding capacity while increasing current utilization of our existing manufacturing operations. Our recent cash infusion from the exercise of outstanding warrants, coupled with our AMEX listing, places our company in the best position in its history to execute on our plan of internal growth and strategic acquisitions in China. We believe 2008 will be another year of tremendous growth for China Direct and its shareholders." China Direct Conference Call to discuss the Company's financial results for the Third Quarter of 2007 ended September 30, 2007. The conference call will take place at 4:30 p.m. EST on Wednesday, November 14, 2007. Anyone interested in participating should call 1-800-936-9754 if calling within the United States or 1-973-935-2048 if calling internationally approximately 5 to 10 minutes prior to 4:30 p.m. Participants should ask for the China Direct 2007 Third Quarter Financial Results conference call. There will be a playback available until November 20, 2007. To listen to the playback, please call 1-877-519-4471 if calling within the United States or 1-973-341-3080 if calling internationally. Please use the pass code 9081157 for replay.

This call is being webcast by ViaVid Broadcasting and can be accessed at China Direct's website at http://www.cdii.net. The webcast may also be accessed at ViaVid's website at http://www.viavid.net. The webcast can be accessed through November 30, 2007 on either site. To access the webcast, you will need to have the Windows Media Player on your desktop. For the free download of the Media Player, please visit:
http://www.microsoft.com/windows/windowsmedia/en/download/default.asp



                       CHINA DIRECT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                               September 30, 2007
                                   (Unaudited)

                                                 ASSETS
Current Assets:
                                                                         $
  Cash and cash equivalents                                        17,348,091

  Notes receivable                                                  1,013,698

  Investment in marketable securities held for sale                 2,816,478

  Investment in marketable securities held for sale-related party   1,486,589

  Accounts receivable, net of allowance for
      doubtful accounts $8,606                                      9,889,643

  Accounts receivable-related party                                   140,777

  Inventories                                                       4,393,364

  Prepaid expenses and other assets                                11,991,830

  Prepaid expenses-related party                                    1,423,766

  Other receivables                                                   727,819
                                                               ---------------
     Total current assets
                                                                   51,232,055


Restricted cash                                                       608,347

Property, plant and equipment, net of
        accumulated depreciation of $406,353                        5,709,747

Prepaid expenses                                                      302,360

Property use rights, net                                               66,666
                                                                --------------

                                                                      $
     Total assets                                                  57,919,175
                                                                =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
                                                                     $
  Loan payable-short term                                           3,159,021

  Accounts payable and accrued expenses                             7,483,812

  Accounts payable-related party                                    3,779,516

  Liabilities in connection with acquisitions-related party           100,000

  Advances from customers                                           4,514,230

  Deferred revenues-short term                                        834,886

  Other payables                                                    1,098,391

  Income tax payable                                                  267,038
                                                                  ------------
    Total current liabilities
                                                                   21,236,894


Deferred revenues-long term                                           124,475


Minority interest                                                   9,672,279

Stockholders' Equity:


  Preferred Stock: $.0001 par value, 10,000,000 authorized,
        no shares issued and outstanding                                     -

  Common Stock; $.0001 par value, 1,000,000,000 authorized,
18,458,297  issued and outstanding                                      1,846

  Additional paid-in capital                                       20,652,389

  Deferred compensation                                               (97,960)

  Accumulated comprehensive loss                                    (1,420,091)

  Retained earnings                                                  7,749,343
                                                                 --------------


     Total stockholders' equity                                    26,885,527
                                                                 --------------

                                                                      $
     Total liabilities and stockholders' equity                   57,919,175
                                                                 ==============

                       CHINA DIRECT, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                                      For the Three Months                 For the Nine Months
                                                        Ended September 30,                 Ended September 30,
                                                     2007             2006               2007               2006
                                                -------------    -------------    -----------------    -----------

                                                      $                 $                    $                $
Revenues                                         43,996,248           96,575          114,508,158          338,407

Revenues-related party                              580,777                -            1,460,777          145,000
                                              -------------    -------------    -----------------    -------------
     Total revenues

                                                 44,577,025           96,575          115,968,935          483,407


Cost of revenues                                 39,786,743          198,913          103,996,138          347,707
                                              -------------    -------------    -----------------    -------------



Gross profit                                      4,790,282        (102,338)           11,972,797          135,700

Operating expenses:


    Selling, general, and administrative          1,115,513          250,191            2,800,439        1,092,279


    Selling, general, and
        administrative-related party                      -            5,642                    -           16,894
                                               ------------    -------------    -----------------    -------------


     Total operating expenses                     1,115,513          255,833            2,800,439        1,109,173
                                               ------------    -------------    -----------------    -------------


     Operating income (loss)                      3,674,769        (358,171)            9,172,358        (973,473)

Other income (expense):


Registration rights penalty                               -         (13,013)                    -         (13,013)

Other income                                        158,611                -              539,980                -


Interest income                                      43,833                -              114,854              205

Unrealized gain (loss) on trading securities              -         (39,352)                    -          234,148


Realized gain on sale of marketable securities      494,605           36,700              700,841           80,045

Realized gain (loss) on sale ofmarketable
securities-related party                             (9,871)           38,515             (41,885)           38,515
                                               -------------    -------------    -----------------    -------------



Net income (loss) before income taxes              4,361,947        (335,321)           10,486,148        (633,573)



Income taxes (expenses) benefits                   (262,367)          132,787          (1,017,098)          245,742
                                               -------------    -------------    -----------------    -------------


Net income before minority interest               4,099,580        (202,534)            9,469,050        (387,831)


Minority interest in income of subsidiary        (1,119,003)                -          (2,349,862)                -

                                                      $                 $                    $                $
Net income (loss)                                 2,980,577        (202,534)            7,119,188        (387,831)
                                                ------------    -------------    -----------------    -------------



Foreign currency translation gain                  145,109                -              393,158                -



Unrealized gain (loss) on marketable
  securities held for sale, net of income taxes   (763,053)               -           (1,322,277)                -


Unrealized gain (loss) on marketable securities
held for sale-related party, net of income taxes   (467,269)        (952,387)          (1,023,351)          442,853
                                                 ------------    -------------    -----------------    -------------


                                                     $                $                    $                $
Comprehensive income (loss)                       1,895,364      (1,154,921)            5,166,718           55,022
                                                 ============    =============    =================    =============




                                                      $                $                    $                $
Basic earnings (loss) per common share                0.18           (0.02)                 0.49           (0.04)
                                                  ==========    =============    =================    =============


                                                      $                $                    $                $
Diluted earnings (loss) per common share              0.16           (0.02)                 0.44           (0.04)
                                                  ==========    =============    =================    =============




Basic weighted average common shares
outstanding                                         16,339,868       10,354,033           14,431,869       10,118,445
                                                  ============    =============    =================    =============



Diluted weighted average common
shares outstanding                                  18,241,143       10,354,033           16,106,921       10,118,445
                                                   =============    =============    =================    =============


About China Direct, Inc.

China Direct, Inc. (AMEX: CDS) is a U.S based company doing business in China through two divisions. Our management division acquires controlling stakes in Chinese companies, then provides investment capital and active management to enable these companies to thrive as our subsidiaries in their respective industries. Our consulting division assists other companies in China and the U.S. in establishing and maintaining a presence in the U.S. capital markets. As a direct link to China, China Direct serves as a vehicle allowing investors to directly participate in the rapid growth of the Chinese economy in a diversified and balanced manner. For more information about China Direct, please visit http://www.cdii.net.

Safe Harbor Statement

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations or beliefs, including, but not limited to, statements concerning the Company's operations, financial performance and, condition. For this purpose, statements that are not statements of historical fact may be deemed to be forward-looking statements. The Company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, but not limited to, the impact of competitive products, pricing and new technology; changes in consumer preferences and tastes; and effectiveness of marketing; changes in laws and regulations; fluctuations in costs of production, and other factors as those discussed in the Company's reports filed with the Securities and Exchange Commission from time to time. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Contact:

Investor Relations,

HC International, Inc.
Alan Sheinwald, Partner
Tel: (914) 669-0222
Email: Alan.Sheinwald@HCinternational.net

Company,

China Direct, Inc.
Richard Galterio, Executive Vice President
Tel: 1-877-China-57
Email: Richard@cdii.net